EXHIBIT NO. 10.138.03
                          CHANGE ORDER
                             TO THE
                 AMENDED AND RESTATED CONTRACT
                            FOR THE
           ENGINEERING, PROCUREMENT AND CONSTRUCTION
                             OF THE
            UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

CHANGE ORDER NO.  003

RECITALS:

Whereas in accordance with Article 6, the Contractor and Owner mutually agree to amend the following items in the Amended and Restated Contract for the Engineering, Procurement and
Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996:

1.  amend the schedule for selecting spare parts described in
Article 3.18,

2.  amend the Critical Dates described under Article 5.2.3,

3.  amend the Construction Schedule contained as Exhibit A, and

4.  amend the Milestone Payment Schedule contained as Exhibit E-1.


A.  DEFINED TERM:

1. For the purposes of this Change Order No 003, the following term shall apply:

     "River Closure" shall mean that the river is closed and diverted and the cofferdam is sufficiently sealed to allow continuous excavation of the dam.

Pursuant thereto and as evidence of the agreement of the Parties, this Change Order No. 003 is hereby executed and confirmed as provided below:


B.  SPECIAL CONSIDERATIONS

1.   Article 3.18 shall be amended to read:

     3.18.1 Contractor shall be responsible for obtaining and for the cost of all spare parts and Equipment tools required for start-up and testing of the Facility. The Contractor shall, and shall cause its Equipment vendors to, submit to the Owner a list of recommended spare parts by the earlier of thirty (30) Days after an order is placed for any components of the Equipment or February 1, 1998. Said lists shall include prices, inclusive of spare parts and prices listed in Exhibit L, to be used by the Owner for the operation of the Facility. Such prices shall remain valid for any spare parts ordered prior to the Unit Delivery Date of the Second Unit. No later than thirty (30) Days after the receipt of any list of recommended spare parts, Owner may select and order spare parts, to be used by the Owner for the operation of the Facility, to be furnished by Contractor at Owner's expense. Contractor shall deliver such spare parts to the Facility Site on a scheduled agreed to between the Owner and Contractor, provided that such spare parts shall be delivered prior to the Unit Delivery Date of the Second Unit.

2.   The Parties herein agree to amend the Critical Dates in
Article 5.2.3, as amended in Change Order No.  001 and Change
Order No. 002, as follows:

a.   Delete the following Milestones and Critical Dates:

     MILESTONES                                       CRITICAL DATES

     Owners Office and Residence Complete              07/01/97
     Right Bank Stabilization                          06/25/97
     Headworks Foundation Cut-Off Wall 50% Complete    10/15/97
     All Major Equipment Ordered                       07/01/97


b.   Add the following Milestones and Critical Dates:

     MILESTONES                                        CRITICAL DATES

     Turbine, Generator, Inlet Valve and Governor
     Ordered                                           08/31/97
     Cut-Off Wall under Spillway Complete              12/01/97
     River Closure                                     01/01/98
     Transformer and Powerhouse Crane Ordered          11/15/97

c.   Revise the following Critical Date:

     MILESTONE                                         CRITICAL DATE

     Powerhouse Excavation Complete                    1/31/98


3. Replace the Construction Schedule attached as Exhibit A to the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi
Hydroelectric Project, dated December 19, 1996 with the
Construction Schedule attached as Exhibit 3.1 to this Change
Order No.  003.

4.   Replace the Milestone Payment Schedule attached as Exhibit
E-2 to the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996 with the Milestone Payment Schedule attached as Exhibit 3.2 to this Change Order No. 003.


Agreed to this __________ day of September 1997 by and between


OWNER:                             CONTRACTOR:
Bhote Koshi Power Company          China Gezhouba Construction Group
Private Limited                    Corporation for Water Resources
                                   and Hydropower


By:__________________________      By:__________________________
      Ted C. Hollon                           Xie Yi



                                                      Exhibit 3.1

          [Bar Chart diagram of Construction Schedule]





                                                      Exhibit 3.2

         UPPER BHOTE KOSHI POWER COMPANY PRIVATE LIMITED
                   Milestone Payment Schedule

                                                        Percent
                                                           of
Milestone            Milestone Description              Contract
                                                        Portion

    1     Mobilization   payment  upon   receipt   of    10.00
          Notice to Proceed.

    2     Health,   Safety  and  Environmental   Plan     0.39
          submitted  and approved by Owner,  Nepalese
          style,  4  apartment building  provided  as
          Owner's    office/residence,   mobilization
          complete  and  in compliance  with  Health,
          Safety    and   Environmental   Plan    and
          environmental laws.

    3     Project  engineering design  and  desanding     1.87
          basin  physical model and testing complete;
          project design report, including design drawings, and report on desanding basin physical model testing delivered to Owner.

    4     River crossing No. 1 complete.                  0.15

    5     River crossing No. 2 complete.                  0.91

    6     Construction  roads for  access  along  the     1.99
          left  bank at the headworks, adit  A,  adit
          B, penstock and surge shaft complete.

    7     Construction   roads  for  switchyard   and     0.78
          powerhouse construction area complete.

    8     Left   bank  high  slope  protection  above     0.83
          elevation 1435 m complete.

    9     Diversion  tunnel  and  diversion   channel     3.01
          complete, cut-off wall spillway section complete (20% of cut-off wall).

   10     Upper and lower cofferdams complete.            1.77

   11     Excavation  of desanding basin  (Stage  I),     0.91
          by-pass conduit inlet, spillway and dam foundation, complete.

   12     Cut-off  wall  under right bank  slope  and     4.00
          right section of dam, foundation concrete of spillway and dam complete.

   13     Concrete   of   by-pass   conduit    inlet,     9.86
          desanding  basin  forebay  and  right  side
          wall at El. 1430 m, spillway at El. 1430  m
          and  dam  at  El. 1426 m complete;  grouted
          riprap  and backfilling complete; desanding
          basin   area   protected  for  wet   season
          construction.

   14     Right   bank  slope  stabilization,  remove     1.19
          tower crane and cofferdams.

   15     Stage II excavation of desanding basin  and     4.56
          excavation   of   headrace  tunnel   intake
          complete.    Concrete   desanding    basin,
          headrace   tunnel   intake   and    by-pass
          conduit   below  El.  1435   m,   complete.
          Install gates for desanding basin and by-pass channel.

   16     Install  gates  for spillway  and  headrace     1.06
          tunnel intake.

   17     Completion  of  dam and spillway  concrete;     2.23
          cut-off   wall  (including  Arniko  Highway
          section) complete.

   18     Adit  A  and B excavation and rock  support     0.68
          complete, headrace tunnel excavation and support from surge shaft to downstream outlet complete.

   19     Milestone  16,  plus  825  m  of   headrace     2.47
          tunnel    excavation   and   rock   support
          complete.

   20     Milestone  17,  plus  825  m  of   headrace     2.47
          tunnel    excavation   and   rock   support
          complete.

   21     Milestone  18,  plus  825  m  of   headrace     2.47
          excavation and rock support complete.

   22     Headrace   tunnel   excavation   and   rock     2.47
          support complete.

   23     1100 m of headrace tunnel lining complete.      2.52

   24     Milestone  21  plus  1100  m  of   headrace     2.52
          tunnel lining complete.

   25     Headrace tunnel lining complete.                2.60

   26     Grouting and drain holes complete  in  1600     0.39
          m of headrace tunnel.

   27     Grouting   and  drain  holes  complete   in     0.39
          headrace tunnel, and adit A and B plugged and complete.

   28     Surge  shaft  and  vent tunnel  excavation,     0.57
          rock support and concrete complete.

   29     Orders  placed  for Major Equipment;  order     3.61
          placed for steel and hardware for penstock and spillway gates.

   30     Penstock  steel and hardware  delivered  to     1.88
          the    site;   and   Contractor    penstock
          construction operation ready to proceed.

   31     Penstock  tunnel  section, including  steel     0.31
          liner, concrete encasement and grouting, complete.

   32     Exposed   section  of  penstock   complete,     1.57
          including    provisions    for    drainage,
          restoration   of   public   roadway,    and
          completion of penstock and tunnel leakage test.

   33     Power   house   cofferdam  in   place   and     0.91
          tailrace excavation complete.

   34     Tailrace    concrete    placement,     gate     0.78
          installation,   backfill   and    cofferdam
          removal complete.

   35     Powerhouse foundation excavation complete.      0.88

   36     Placement of first stage concrete  (maximum     1.13
          flood protection level) and embedded parts complete.

   37     Powerhouse    second    stage     concrete,     1.11
          superstructure,   roof  and   architectural
          work     complete,    backfilling    around
          powerhouse and slope protection complete.

   38     Operators village and maintenance  facility     1.86
          building   foundations,  concrete  framing,
          exterior   walls,   roof,   all   subfloors
          completed;  water  and electrical  services
          "roughed-in";     underground     utilities
          installed;   perimeter   security    walls,
          initial road grading.

   39     Operators village and maintenance  facility     1.86
          complete and accepted by Owner.

   40     Transmission   towers  delivered   to   the     0.83
          Facility Site.

   41     Survey and subsurface testing of all  tower     1.00
          locations,   foundations  for  each   tower
          complete.

   42     All   towers   erected  and  hardware   and     0.99
          conductors    installed,   inspected    and
          tested, complete.

   43     Delivery   of  First  Unit  and   auxiliary     6.89
          equipment to the Facility Site.

   44     Delivery  of  Second Unit to  the  Facility     2.04
          Site.

   45     Powerhouse  bridge  crane  and  draft  tube     1.69
          gate    hoisting    equipment    installed,
          complete.

   46     Achievement  of  First Unit Delivery  Date,     0.91
          in accordance with the requirements of the Contract.

   47     Installation   of   all   electrical    and     2.15
          mechanical   auxiliary  and   miscellaneous
          equipment   and   systems,  including   all
          switchyard equipment, complete.

   48     Achievement  of Second Unit Delivery  Date,     0.91
          in accordance with the requirements of the Contract.

   49     Final   Acceptance   in   accordance   with     1.83
          requirements of the Contract.

          TOTAL                                          100.00